UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

AMERICAN RESIDENTIAL PROPERTIES, INC.

(ARPI REIT, LLC as successor by merger to American Residential Properties, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o ARPI REIT, LLC 30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 413-5300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on February 29, 2016 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 3, 2015 (the “Merger Agreement”), by and among American Residential Properties, Inc. (the “Company”), American Residential Properties OP, L.P., a Delaware limited partnership (the “ARP OP”), American Residential GP, LLC, a Delaware limited liability company and general partner of ARP OP, American Homes 4 Rent, a Maryland real estate investment trust (“AMH”), Sunrise Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AMH (“Merger Sub”), American Homes 4 Rent, L.P., a Delaware limited partnership (“AMH OP”), and OP Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AMH OP (“OP Merger Sub”).

Pursuant to the terms and conditions set forth in the Merger Agreement, at 11:59 p.m., Eastern Time, on February 29, 2016 (the “Company Merger Effective Time”), the Company merged with and into Merger Sub (the “Company Merger”), with Merger Sub continuing as the surviving company (the “Surviving Company”), and, at 11:58 p.m., Eastern Time, on February 29, 2016 (the “Partnership Merger Effective Time”), OP Merger Sub merged with and into ARP OP (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with ARP OP continuing as the surviving partnership. As a result of the Mergers, ARP OP became a wholly owned subsidiary of AMH OP and Merger Sub, which remains as a wholly owned subsidiary of AMH, became the successor by merger to the Company.  In connection with the Mergers, Merger Sub changed its name to be ARPI REIT, LLC.  References in this Current Report on Form 8-K to Merger Sub are to either Sunrise Merger Sub, LLC or ARPI REIT, LLC, as the case may be.   On March 1, 2016, New ARP GP, LLC, a newly formed wholly owned subsidiary of AMH OP, was admitted as the general partner of ARP OP.

Item 1.01  Entry into a Material Definitive Agreement.

On February 29, 2016, in connection with the consummation of the Mergers and pursuant to the terms of the Merger Agreement, ARP OP, as issuer, AMH, Merger Sub, as the new parent guarantor, and U.S. Bank National Association, as trustee (the “Trustee”), entered into that certain First Supplemental Indenture, dated as of February 29, 2016 (the “Supplemental Indenture”), which amends and supplements that certain Indenture, dated as of November 27, 2013 (the “Indenture”), by and among ARP OP, as issuer, the Company, as guarantor, and the Trustee, relating to ARP OP’s 3.25% Exchangeable Senior Notes due 2018 (the “Notes”).  The Supplemental Indenture provides, among other things, that (i) the Notes, under certain circumstances, will be exchangeable for 1.135 Class A common shares of beneficial interest of AMH, $0.01 par value per share (the “AMH Common Shares”), for each share of common stock, $0.01 par value per share, of the Company (the “Company Common Stock”) that such holder would have received, if such holder had exchanged the Notes prior to the closing of the merger transactions contemplated by the Merger Agreement, and (ii) the Notes are fully and unconditionally guaranteed by Merger Sub.

Except as set forth in the preceding paragraph, the original terms and conditions of the Indenture and the Notes have not been materially amended by the Supplemental Indenture.  A summary of the original terms and conditions of the Indenture and the Notes is set forth in the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 27, 2013 (including Exhibit 4.1 thereto), which summary is incorporated by reference herein.

The foregoing description of the Supplemental Indenture is not complete and is subject to and qualified in its entirety by reference to the text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement.

On February 29, 2016, in connection with the consummation of the Mergers, the Company repaid in full all indebtedness, liabilities and other obligations under, and terminated, the Amended and Restated Credit Agreement, dated as of September 17, 2013, as amended (the “Credit Agreement”), by and among the Company, ARP OP, American Residential GP, LLC and American Residential Properties TRS, LLC, as guarantors, American Residential Leasing Company, LLC, as the borrower, certain other subsidiaries of ARP OP, Bank of America, N.A., as administrative agent, and the other lenders party thereto (the “Credit Agreement”).  The Company did not incur any material early termination penalties as a result of such termination of the Credit Agreement.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On February 29, 2016, the Mergers were completed pursuant to the terms of the Merger Agreement.  Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Company Merger Effective Time, (i) each outstanding share of Company Common Stock (each, a “Share”) was converted into the right to receive 1.135 AMH Common Shares, and (ii) each outstanding Share that was subject to vesting or forfeiture restrictions that did not lapse immediately prior to the effective time of the Company Merger was converted into the right to receive 1.135 AMH Common Shares that were subject to the same vesting and forfeiture conditions and other terms and conditions as were applicable to such shares immediately prior to the effective time of the Company Merger, in each case with cash paid in lieu of fractional interests of AMH Common Shares (the “Merger Consideration”). Similarly, at the Partnership Merger Effective Time, (i) the general partner interests in ARP OP were transferred from ARP GP to ARPI; (ii) each outstanding limited partnership interest in ARP OP (the “ARP OP Units”) was converted into 1.135 Class A limited partnership units in AMH OP (the “AMH OP Units”), with cash paid in lieu of fractional interests of AMH OP Units; (iii) each outstanding unvested LTIP unit of ARP OP (the “ARPI LTIP Units”) (a) that was subject to time-based vesting restrictions became fully vested, (b) that was subject to performance-based vesting and was granted on a date prior to January 1, 2015 became fully vested, and (c) that was subject to performance-based vesting and was granted on or after January 1, 2015 became vested based on actual performance up to the effective time of the Partnership Merger; (iv) each outstanding vested ARPI LTIP Unit was converted into 1.135 AMH OP Units, with cash paid in lieu of fractional interests of AMH OP Units; and (v) each outstanding unvested ARPI LTIP Unit that did not become vested immediately prior to the effective time of the Partnership Merger was immediately forfeited and void. AMH issued 36,542,884 AMH Common Shares as consideration in the Company Merger and AMH OP issued approximately 1,370,626 AMH OP Units as consideration in the Partnership Merger. Based on the closing price of the AMH Common Shares on February 29, 2016 as reported on the New York Stock Exchange (the “NYSE”), the aggregate value of the merger consideration payable to former holders of Company Common Stock was approximately $511.6 million, and the aggregate value of AMH OP Units, which are convertible into AMH Common Shares, issued to former holders of ARP OP Units and ARPI LTIP Units was approximately $19.2 million.

A copy of the Merger Agreement has been previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 4, 2015 and is incorporated by reference herein. The foregoing description of the Mergers and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 26, 2016, in connection with the completion of the Mergers, the Company notified the NYSE, that, effective as of the Company Merger Effective Time, each Share issued and outstanding immediately prior to the Company Merger Effective Time would be automatically converted into the right to receive the Merger Consideration, and the NYSE has filed a notification of removal from listing on Form 25 with the SEC to effect the delisting from the NYSE and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Shares. ARPI REIT, LLC, as successor by merger to the Company, intends to file a certificate on Form 15 with the SEC requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13(a) and 15(d) of the Exchange Act with respect to the Shares.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.03  Material Modification to Rights of Security Holders.

Effective as of the Company Merger Effective Time, each Share issued and outstanding immediately prior to the Company Merger Effective Time was automatically converted into the right to receive the Merger Consideration.  At the Company Merger Effective Time, each holder of Shares issued and outstanding immediately prior to the Company Merger Effective Time ceased to have any rights as a stockholder of the Company (other than the right of holders of Shares to receive the Merger Consideration) and instead has the rights of a shareholder in AMH.

The information provided in the Introductory Note, Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01  Changes in Control of Registrant.

At the Company Merger Effective Time, as contemplated under the Merger Agreement, the Company merged with and into Merger Sub, with Merger Sub continuing as the surviving entity and a wholly owned subsidiary of AMH.  The aggregate consideration paid in connection with the Company Merger consisted of 36,542,884 AMH Common Shares.

The information provided in the Introductory Note, Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 29, 2016, in connection with the Company Merger, Stephen G. Schmitz, Laurie A. Hawkes, David M. Brain, Keith R. Guericke and Todd W. Mansfield resigned from the board of directors of the Company (the “ARPI Board”) immediately prior to the Company Merger Effective Time, and David P. Singelyn and John Corrigan, both of whom are members of the board of trustees of AMH (the “AMH Board”), were appointed to fill two of the resulting vacancies on the ARPI Board.  Effective as of the Company Merger Effective Time, Mr. Benham resigned from the ARPI Board.  These resignations were not a result of any disagreement between the Company and the resigning directors on any matter relating to the Company’s operations, policies or practices.

David P. Singelyn, age 54, has served as AMH’s Chief Executive Officer and a Trustee of AMH since October 2012. Mr. Singelyn co-founded American Homes 4 Rent, LLC, a Delaware limited liability company, with B. Wayne Hughes in June 2011 and served as the Chief Executive Officer of AMH’s former manager prior to AMH’s internalization of senior management in June 2013. From 2003 through April 2013, Mr. Singelyn was Chairman and President of Public Storage Canada, a real estate company previously listed on the Toronto Stock Exchange, where he built a management team that restructured the operations of the company, including building an operations team and installing accounting and operating computer systems. In 2010, Mr. Singelyn facilitated the restructuring of the ownership entity that was traded on the Toronto stock exchange resulting in the company “going private.” In 2005, Mr. Singelyn, along with Mr. Hughes, founded ACE, and he now serves as a co-manager of ACE. Mr. Singelyn is also a director of the William Lawrence and Blanche Hughes Foundation, a non-profit organization dedicated to research of pediatric cancer. Mr. Singelyn served as the Treasurer for Public Storage (NYSE:PSA) from 1989 through 2003, where he was responsible for equity capital raising, debt issuances, corporate cash management and financial management for Public Storage and its subsidiary operations. During his tenure, and with his direct involvement, Public Storage raised funds through the public and institutional marketplaces, including from a number of state pensions. Mr. Singelyn started his career at Arthur Young and Company (now a part of Ernst & Young LLP) and also served as Controller of Winchell’s Donut Houses where he was responsible for all accounting functions. Mr. Singelyn earned a Bachelor of Science in Accounting and a Bachelor of Science in Computer Information Systems from California Polytechnic University—Pomona.

John “Jack” Corrigan, age 55, has served as AMH’s Chief Operating Officer and a Trustee of AMH since October 2012. Since November 2011, Mr. Corrigan was the Chief Operating Officer of AMH’s former manager prior to AMH’s internalization of senior management in June 2013. From 2006 to 2011, Mr. Corrigan was the Chief Executive Officer of A & H Property and Investments, a full service leasing and property management company in Los Angeles County with a portfolio of residential, retail, industrial and office properties where he was responsible for acquisitions, dispositions, development, financing and management operations. Mr. Corrigan served as Chief Financial Officer of PS Business Parks Inc. (NYSE: PSB), a publicly-traded REIT specializing in office and industrial properties throughout the United States, from 1998 to 2004. Prior to his tenure at PS Business Parks,

Mr. Corrigan was a partner in the accounting firm of LaRue, Corrigan & McCormick, where he was responsible for the audit and consulting practice of that firm. Mr. Corrigan started his career at Arthur Young and Company (now a part of Ernst & Young LLP) and also served as Vice President and Controller of Storage Equities, Inc. (a predecessor entity to Public Storage). Mr. Corrigan earned a Bachelor of Science in Accounting from Loyola Marymount University.

In addition, each named executive officer of the Company listed below ceased serving in the roles indicated beside such named executive officer’s name with the Surviving Company effective as of the Company Merger Effective Time:

•                  Stephen G. Schmitz             Chairman of the Board of Directors and Chief Executive Officer

•                  Laurie A. Hawkes                President and Chief Operating Officer

•                  Shant Koumriqian               Chief Financial Officer and Treasurer

In connection with the consummation of the Mergers, on February 29, 2016, AMH, AMH OP and the Company, entered into Separation Agreements with each of Mr. Schmitz, Ms. Hawkes and Mr. Koumriqian.  The information set forth in the section entitled “The Mergers—Interests of ARPI’s Directors and Executive Officers in the Mergers—Severance Payments—Employment Agreements and Executive Severance and Change in Control Agreement” set forth in the Company’s definitive proxy statement filed on Schedule 14A, filed with the SEC on January 22, 2016 (the “Proxy Statement”), is incorporated by reference herein.

In addition to effectuating the termination and severance provisions of the named executive officers’ employment agreements with the Company as described in the Proxy Statement, the Separation Agreements also provided for the following:

•                  with respect to Mr. Koumriqian, the covenant not to compete set forth in his Amended and Restated Employment Agreement (filed as Exhibit 10.4 to Amendment No. 1 to the Company’s Registration Statement on Form S-11 (File No. 333-187450), filed with the SEC on April 22, 2013), as amended by that certain First Amendment (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on April 17, 2015), was waived;

•                  with respect to Mr. Koumriqian, he received a lump sum payout of his accrued but unused paid time off benefits;

•                  with respect to each of Mr. Schmitz and Ms. Hawkes, the covenant not to compete set forth in his or her Amended and Restated Employment Agreement (filed as Exhibit 10.2 and Exhibit 10.3, respectively, to Amendment No. 2 to the Company’s Registration Statement on Form S-11 (File No. 333-187450), filed with the SEC on April 29, 2013), as amended by that certain First Amendment (filed as Exhibit 10.2 and Exhibit 10.3, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on April 17, 2015), was extended to two years;

•                  with respect to each named executive officer, the obligation to provide reimbursement of COBRA premiums was converted into a lump sum cash equivalent payment; and

•                  each named executive officer was given payment of base salary, health and other insurance benefits and a pro-rata bonus payment in lieu of providing 60 days’ notice of termination.

Item 8.01 Other Events.

On March 1, 2016, AMH and the Company issued a joint press release announcing the closing of the Mergers. The full text of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger by and among American Homes 4 Rent, Sunrise Merger Sub, LLC, American Homes 4 Rent, L.P., OP Merger Sub, LLC, American Residential Properties, Inc., American Residential Properties OP, L.P. and American Residential GP, LLC, dated December 3, 2015 (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed December 4, 2015)

4.1	First Supplemental Indenture, dated February 29, 2016, among American Homes 4 Rent, ARPI REIT, LLC, American Residential Properties OP, L.P. and U.S. Bank, National Association, as trustee

99.1	Joint Press Release dated March 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2016		ARPI REIT, LLC (as successor by merger to American Residential Properties, Inc.)

	By:	/s/ Stephanie Heim
Stephanie Heim Senior Vice President - Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger by and among American Homes 4 Rent, Sunrise Merger Sub, LLC, American Homes 4 Rent, L.P., OP Merger Sub, LLC, American Residential Properties, Inc., American Residential Properties OP, L.P. and American Residential GP, LLC, dated December 3, 2015 (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed December 4, 2015)

4.1	First Supplemental Indenture, dated February 29, 2016, among American Homes 4 Rent, ARPI REIT, LLC, American Residential Properties OP, L.P. and U.S. Bank, National Association, as trustee

99.1	Joint Press Release dated March 1, 2016